NINTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT

This Ninth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of December 8, 2017 (the "Amendment"), by and among RCM Technologies, Inc. and all of its subsidiaries (collectively, the "Borrowers"), Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the "Agent"), and Citizens Bank of Pennsylvania, as lender (the "Lender").
BACKGROUND
A. The Lender and the Borrowers made, executed and delivered a Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, as amended by a certain Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 22, 2011, a certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 24, 2011, a certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of December, 2011, a certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 12, 2014, a certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated December 14, 2015, a certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated June 13, 2016, a certain Seventh Amendment to Second Amended and Restated Loan and Security Agreement dated March 8, 2017, and a certain Eighth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Amended and Restated Collateral Pledge Agreement, dated as of November 6, 2017 (collectively, the "Original Loan and Security Agreement").

B. As security for (a) the punctual performance in full by the Borrowers of their obligations under the Loan Documents (as such term is defined in the Original Loan and Security Agreement), (b) the punctual payment in full of all amounts owing or to be owing under any Loan Document, and (c) the punctual payment of any other amounts which at any time may be due and payable from the Borrowers to the Agent or the Lenders, in each case whether presently existing or hereafter arising (collectively, the "Secured Obligations"), the Borrowers granted a security interest to the Agent, for the benefit of the Lenders, in the Collateral (as such term is defined in the Original Loan and Security Agreement), pursuant to the terms and provisions of the Original Loan and Security Agreement.
WHEREAS, the Borrowers have requested the Agent and Lender amend certain terms and provisions of the Original Loan and Security Agreement, and the Agent and Lender are willing to consent to such modifications upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. Defined Terms.  Except as expressly defined herein, all terms used herein shall have the meanings ascribed to them in the Original Loan and Security Agreement.  This Amendment is intended to amend the Original Loan and Security Agreement, and the Original Loan and Security Agreement shall be so amended, from and as of the date hereof.
2. Amendments to Original Loan and Security Agreement Definitions.  The Original Loan and Security Agreement shall be amended so that all references to "Agreement" contained therein shall mean the Original Loan and Security Agreement, as amended herein, and as further amended, supplemented or modified from time to time (referred to herein as the "Loan Agreement").

3. Amendment to Section 1.1 of the Original Loan and Security Agreement.
The definition of "EBITDA" found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:
EBITDA - The sum of (i) Net Income (including, to the extent not otherwise recognized, any realized gains or losses from foreign exchange transactions) before interest, taxes, depreciation and amortization, (ii) Non-Cash Charges (including a write-off of goodwill in an amount not to exceed $4,600,000.00 to be taken in Borrowers' Fiscal Year ending December 31, 2017), and (iii) the net loss if any (expressed as a positive number) arising solely from Permitted Asset or Stock Sales up to an amount, which when added to other net losses previously recognized under this subparagraph (iii) does not exceed $5,000,000.00 in the aggregate.  For purposes of determining "EBITDA" under this Agreement, the Borrowers will be permitted to add back to Net Income (i) up to $1,322,000.00 (in the aggregate), of non-recurring expenses including, but not limited to, expenses related to office closures, expenses related to the acquisition of PSR Engineering Solutions d.o.o. limited liability corporation, severance paid to a senior vice president, loss on the sale of a business unit, and all fees associated with a modification of this Agreement, incurred in the Borrowers' fiscal quarter ending on December 31, 2017, and (ii) up to $1,000,000.00 (in the aggregate), of consulting expenses in analyzing tax credits for research and development costs and 179D energy savings tax credits (collectively, "Consulting Expenses"), for the applicable rolling fourth quarter periods in which such non-recurring expenses or Consulting Expenses are incurred.  (The Borrowers hereby acknowledge that this is a one-time accommodation and is not intended to affect any other provision of this Agreement).
The definition of "Permitted Dividend" found in Section 1.1. of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:
"Permitted Dividend" - A one-time dividend of up to $1.00 per share declared in 2017, and payable to the shareholders of RCM in an aggregate amount not to exceed the Maximum 2017 Dividend Amount (as defined below), which will be substantially paid on or before December 31, 2017.  All Parties acknowledge that certain employees, directors and contractors hold dividend equivalent rights under unvested restricted share unit agreements which dividend equivalent rights shall be accrued before December 31, 2017, but paid after December 31, 2017 (the "2017 Unvested

Dividend Equivalents").  For purposes of this Agreement, the "Maximum 2017 Dividend Amount" shall mean $12,400,000.00, reduced by the aggregate amount of the 2017 Unvested Dividend Equivalents.
4. Amendment to Section 6.9(c) of the Original Loan and Security Agreement.  Section 6.9(c) of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:
(c) (i) On and after December 31, 2017, and until (and including) March 31, 2018, the Total Funded Debt to EBITDA ratio shall at no time exceed a maximum ratio of 3.50x;
(ii) After March 31, 2018, but on or prior to June 30, 2018, the Total Funded Debt to EBITDA ratio shall at no time exceed a maximum ratio of 3.25x.
(ii) After June 30, 2018, but on or prior to September 30, 2018, the Total Funded Debt to EBITDA ratio shall at no time exceed a maximum ratio of 3.00x.
(iv) After September 30, 2018, the Total Funded Debt to EBITDA ratio shall at no time exceed a maximum ratio of 2.75x.
5. Pursuant to the terms of the Original Loan and Security Agreement, as amended herein, the Borrowers have provided to the Agent, for the benefit of the Lender, as security for the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrowers under the Original Loan and Security Agreement, as amended herein, the Notes, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrowers to Agent or the Lender, a first priority, perfected security interest in the Collateral.  Each Borrower hereby ratifies and confirms the liens and security interests granted under the Original Loan and Security Agreement, and further ratifies and confirms, without condition, that (a) such liens and security interests shall secure the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of any Borrower under the Original Loan and Security Agreement, as amended herein, the Notes, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by any Borrower to the Agent or the Lender, and (b) the perfected status and priority of such liens and security interests shall not be affected in any way by the amendments to the Original Loan and Security Agreement, as set forth herein.  Each Borrower acknowledges that the outstanding principal amounts of the Notes are due and owing without any claim, defense or set-off.
6. Confirmation of Representations , Warranties and Covenants.  All representations, warranties and covenants of the Borrowers contained in the Original Loan and Security Agreement, are hereby ratified and confirmed without condition as if made anew upon the execution of this Amendment and are hereby incorporated by reference.  All representations, warranties and covenants of the Borrowers, whether hereunder, or contained in the Original Loan and Security Agreement, shall remain in full force and effect until all amounts due under the Original Loan and Security Agreement, as amended herein, the Notes and each other Loan Document, are satisfied in full.
7. Complimentary Nature of Documents.  Except as modified by the terms hereof, all terms, provisions and conditions of the Original Loan and Security Agreement, and each other Loan Document, are in full force and effect, and are hereby incorporated by reference as if set forth herein.  This Amendment and the Original Loan and Security Agreement shall be deemed as complementing and not restricting the Agent's or any Lender's rights hereunder or thereunder.  If there is any conflict or discrepancy between the provisions of this Amendment and any provision of the Original Loan and Security Agreement, the terms and provisions of this Amendment shall control and prevail.

8. Absence of Events of Default.  Each Borrower hereby represents, warrants and certifies to the Agent and the Lender that no Event of Default or Unmatured Event of Default has occurred and is presently existing under the Loan Documents.
9. Amendment Fee.  The Borrower jointly and severally agree to pay the Lender an amendment fee in the amount of $30,000.00 on or before January 15, 2018.
10. Effectiveness.  This Amendment shall be effective upon the execution of this Amendment by all parties hereto.
11. Miscellaneous.  This Amendment (a) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; (b) shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; (c) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and (d) may only be amended or modified pursuant to a writing signed by the parties hereto.
12. WAIVER OF JURY TRIAL.  EACH BORROWER HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST THE AGENT OR THE LENDER WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.
13. Reimbursement of Costs.  The Borrowers hereby jointly and severally  agree that they will pay, or cause to be paid or reimburse the Agent and the Lender for, all of costs and expenses incurred by them in connection with this Amendment, including without limitation the fees of their legal counsel.
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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the 8th day of December, 2017.

BORROWERS:	RCM TECHNOLOGIES, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES (USA), INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCMT DELAWARE, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES CANADA CORP.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
BUSINESS SUPPORT GROUP OF MICHIGAN, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO

RCMT EUROPE HOLDINGS, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
AGENT:	CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent and Arranger
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP
LENDER:	CITIZENS BANK OF PENNSYLVANIA, as Lender
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP